April 24, 2001

                      AZZAD/DOW JONES ETHICAL MARKET FUND,
                         A SERIES OF QUESTAR FUNDS, INC.

                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 16, 2000


           The following wiring instructions replace those that appear on page 16 under the section OPENING YOUR ACCOUNT:

           Union Bank of California
           ABA# 122000496
           FFC:  Azzad/Dow Jones Ethical Market Fund
           Custody Account# 280029440
           Attn: Domestic Custody
           F/B/O Shareholder Account No. _______________________


           The following "Privacy Policy" should be inserted after ORGANIZATION on page 24 of the Prospectus:

PRIVACY STATEMENT

At AZZAD/DOW JONES ETHICAL MARKET FUND, we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

   -  Account applications and other required forms,
   -  Written, oral, electronic or telephonic communications and
   -  Transaction history from you account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safe guards that comply with federal standards to guard nonpublic personal information of our customers.